Exhibit 10.37

Portions of this document have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed. Redacted portions are indicated with the notation “[***]”.

AMENDED AND RESTATED CUSTOMER DISTRIBUTION AGREEMENT

This Amended and Restated Customer Distribution Agreement (the “Agreement”) is entered into as of August 23, 2023, with an effective date of September 3, 2023 (the “Effective Date”), by and between United Natural Foods, Inc., a Delaware corporation (“UNFI”), and Vitamin Cottage Natural Food Markets, Inc., a Colorado corporation (“Customer”).

RECITALS

A.          UNFI and Customer entered into a Distribution Agreement dated June 21, 2016, as amended by the Amendment to Customer Distribution Agreement dated as of May 25, 2018, by and between Customer, UNFI, Tony’s Fine Foods and Albert’s Organics (such Distribution Agreement, as so amended, is hereinafter referred to as the “Prior Distribution Agreement”).

B.         The Parties have conducted business in accordance with the terms of the Prior Distribution Agreement up to and until the Effective Date.

C.         UNFI and Customer desire to amend and restate the Prior Distribution Agreement in its entirety on the terms and conditions set forth herein.

D.          In consideration of the mutual agreements set forth below, the Prior Distribution Agreement is hereby amended and restated in its entirety, and this Agreement shall supersede and replace in its entirety the Prior Distribution Agreement, as of the Effective Date of this Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which Customer and UNFI each hereby acknowledges, Customer and UNFI agree as follows:

1.    DISTRIBUTION RELATIONSHIP.

A.    UNFI Subsidiaries and Affiliates. UNFI may perform its obligations under this Agreement through any one or more of its subsidiaries and affiliates.

B.    UNFI Natural. UNFI, through its natural business (“UNFI Natural”), will distribute, and Customer will purchase [***] invoiced by UNFI Natural (“Natural Products”). UNFI Natural's distribution, and Customer's purchase, of Natural Products shall be governed by the terms of this Agreement and the terms and conditions set forth in the Natural Terms and Conditions (the “Natural Terms”) which is attached as Appendix A to this Agreement.

C.    UNFI Fresh. UNFI, through its fresh business (“UNFI Fresh”) will distribute, and Customer will purchase [***] invoiced by UNFI Fresh (“Fresh Products”). UNFI Fresh’s distribution, and Customer's purchase, of Fresh Products shall be governed by the terms of this Agreement and the terms and conditions set forth in the Fresh Terms and Conditions (the “Fresh Terms”) which is attached as Appendix B to this Agreement.

D.    UNFI Produce. UNFI, through its produce business (“UNFI Produce”) will distribute, and Customer will purchase [***] invoiced by UNFI Produce (“Produce”). UNFI Produce’s distribution, and Customer's purchase, of Produce shall be governed by the terms of this Agreement and the terms and conditions set forth in the Produce Terms and Conditions (the “Produce Terms”) which is attached as Appendix C to this Agreement.

E.    Products. Natural Products, together with Fresh Products and Produce may be referred to herein, collectively, as “Products”.

F.    Primary Supplier. UNFI shall be the primary distributor of Products to Customer.

2.    TERM; NO CONFLICT. The initial term of this Agreement (the “Initial Term”) commences on the Effective Date and continues for five (5) years, subject to earlier termination as set forth herein; provided that the Agreement shall renew automatically for consecutive one-year periods (each a “Renewal Term,” and collectively with the Initial Term, the “Term”) unless either party has given the other party written notice of its intention not to renew at least 90 days prior to expiration of the Initial Term or any Renewal Term. At all times during the Term, Customer represents, warrants and covenants to UNFI that Customer’s execution, delivery and performance of this Agreement shall not conflict with, result in any breach of, or constitute a default under, any contract to which Customer is a party.

3.    PRICING. Pricing is set forth on Appendix A through D, which are incorporated herein. All pricing is effective as of the date of delivery. Product pricing, including rebates and other Incentives (defined herein), may be subject to change due to federal, state or local laws, rules or regulations governing the price at which UNFI may sell certain Products to Customer, where applicable.

4.    SALES SUPPORT.

A.    [***].

B.    [***]. For purposes of this Agreement, the term “Vendor” means the party from whom Supplier purchases Products.

C.    [***].

5.    SUPPLIER PROGRAMS AND PROMOTIONS. From time to time, UNFI’s suppliers and manufacturers (“Suppliers”) offer certain retailer-specific marketing and other programs for Products, including but not limited to promotions and advertising. Any rebates or other benefits provided to Customer under these programs shall be processed in an amount not to exceed the amount to be billed to the Supplier. UNFI shall use commercially reasonable efforts to collect from Suppliers any monies UNFI advances to Customer or any fees charged under these programs. UNFI may at any time bill back to Customer any such amounts that are uncollectible.

A.    Promotions. UNFI shall assist Customer with administering promotions, which may include selected national and chain-specific promotions. UNFI shall present [***] when available from its Suppliers and subject to conditions negotiated between Customer and the Supplier. UNFI requires a minimum of [***] of lead time from Customer on final information and estimated quantities for promotions. Customer acknowledges and agrees that if its promotional forecasting is late or incomplete, UNFI shall not be responsible for any resulting negative impact on service level. In the event UNFI acts on Customer’s behalf in processing advertisements and/or any advertising-related activities, UNFI shall charge the Supplier or its authorized representative [***] to support such advertising administration and processing. [***]. Customer must provide UNFI with documentation satisfactory to UNFI in order to process and support such activity.

B.    Coupons. In the event that UNFI acts on Customer's behalf in processing coupons, coupons will be billed back to the Supplier at [***].

C.    Third-Party Billing Administration. UNFI shall assist Customer with administering such Supplier Supported Programs in accordance with the provisions of this Section 5 [***]. To be eligible for such assistance, (a) [***]; (b) [***]; and (c) [***]. [***]. In processing certain Supplier Supported Programs [***].

6.    NEW ITEM INTRODUCTORY FEES.

A.    UNFI will provide such assistance as Customer may from time to time reasonably request in connection with administering fees to the Supplier on behalf of Customer for new item introductions ("New Item Introductory Fees").

B.    Customer will, as promptly as reasonably possible, provide to UNFI appropriate documentation from the Supplier or its authorized representative to support New Item Introductory Fees.

C.    [***].

D.    [***].

7.    CUSTOMER CORE SETS. UNFI agrees to stock such new products as requested by Customer that will become part of the Product(s) assortment that will be carried at [***] or more of Customer's stores (the "Customer Core Sets"). All Suppliers proposed by Customer to provide items that are part of the Customer Core Sets must meet UNFI's reasonable requirements including, but not limited to, executing UNFI’s standard Supplier Agreement and complying with UNFI’s Supplier Policies and Conditions. Copies of UNFI’s Supplier Agreement and Supplier Policies and Conditions shall be promptly provided to Customer upon request. Item requests that are not part of the Customer Core Sets will be reviewed on a case-by-case basis. [***] for each UNFI distribution center (each, a “DC,” and collectively, the “DCs”) which serves Customer’s stores ([***]). If any such item does not meet this minimum weekly sales requirement, [***]. UNFI will use reasonable commercial efforts to carry all Customer Core Sets in all of the DCs.

8.    NEW STORES AND RESETS. UNFI will work with Customer on a new store opening discount file. Customer must supply signed authorizations and must continuously update this file. No credits will be issued for missing file authorizations. Customer will endeavor to provide the authorization file to UNFI [***] prior to shipment and new store orders to UNFI [***] prior to shipment. Customer will provide UNFI with [***] advance notice for any new store delivery requests. Customer is responsible for updating the file going forward. UNFI will apply existing authorized deals on file in lieu of the authorization file from Customer until the authorization file is on file with UNFI. UNFI will not solicit deals on a "by store" basis. UNFI will extend "A" store open deals to Customer until such time, if any, that Customer's New Store Discount Program is implemented. [***].

9.    PRIVATE LABEL PRODUCTS/CUSTOMER-SPECIFIC PRODUCTS.

A.    [***] (each, a "Private Label Product"). The cost charged by Supplier to Customer for each Private Label Product shall [***]. Minimum sales for Private Label Products shall be [***], with the exception of [***], which shall be [***]. If any Private Label Product does not meet this sales minimum, UNFI will have the right to discontinue such item by providing written notice to Customer. The pricing described in this Section 9 is applicable only to [***]. [***] will follow the applicable category pricing terms and conditions as set forth in Appendix B or Appendix C of this Agreement, as applicable.

B.    Suppliers of Private Label Products shall adhere to all UNFI supplier policies and shall enter into UNFI’s standard supplier agreement.

C.    Private Label Product must be shipped to Customer within [***] of being received by UNFI.

D.    In the event that any Private Label Product is discontinued or terminated, goes out of date or otherwise becomes unsaleable through no fault of UNFI, Customer shall arrange for the delivery/removal from all DCs and shall take full responsibility for any such inventory within [***] of being notified by UNFI. Customer agrees to buy back any such inventory from UNFI.

E.    UNFI shall notify Customer in writing if any Private Label Product is: (i) approaching [***] from its expiration date, in the case of [***] and (ii) [***] from its expiration date, in the case of [***]. Within [***] of receiving such notice with respect to any Private Label Product, Customer shall direct Supplier to either: (i) deliver all such Products that to Customer's stores; (ii) donate such Product and charge Customer at the applicable Cost of Product; or (iii) destroy such product and charge Customer for the actual disposal fees incurred, if any.

F.    UNFI agrees to provide slots for Customer’s re-packaged bulk at each DC. Re-packaged bulk will be cross docked to Customer's distribution centers.

G.    UNFI agrees to use its best efforts to prevent any Private Label Product from being sold, distributed, conveyed or donated to any distribution network, store, entity or person not approved in advance by Customer.

H.    Customer hereby grants and represents and warrants that it has the right to grant, UNFI a limited, non-exclusive, royalty-free, sublicenseable right and license to use its brand/trademark (and/or any other materials provided by Customer) solely to manufacture or have manufactured Private Label Products for sale and distribution to Customer during the term of this Agreement. In connection therewith, Customer shall indemnify, defend and hold harmless UNFI from any and all claims that UNFI’s use of Customer’s brands/trademarks (and/or any other materials provided by Customer), consistent with the terms of this Agreement, infringe on the intellectual property or other rights of any third-party. UNFI’s use of Customer’s brand/trademark in manufacturing Private Label Products will be consistent with Customer’s requirements, including use of notice symbols and legends.

I.    Upon termination of this Agreement, Customer shall purchase any Products in UNFI’s inventory in furtherance of UNFI’s obligations under this Agreement that are (A) Private Label Products, and/or (B) Products purchased by UNFI exclusively for Customer, and/or (C) Customer’s proportionate share of Products purchased by UNFI for Customer where Customer purchases [***] of such Products from any DC that services Customer (collectively, “Customer-Specific Products”). With respect to Customer-Specific Products where Customer purchases [***] of such Products, UNFI shall seek to return such items to Suppliers or sell such Products to other UNFI customers before requiring Customer to purchase such items. In addition thereto, upon any default by Customer of its obligations herein, or if Customer becomes insolvent or unable to pay its debts as they become due or enters into or files (or has filed or commenced against it) a petition, arrangement, application, action or other proceeding seeking relief or protection from creditors under the bankruptcy laws or similar laws of the United States or any state of the United States, UNFI shall be relieved of its obligation to provide Customer with Customer-Specific Products. UNFI shall also have the right, and Customer hereby grants UNFI the right, to take any and all actions it deems necessary and appropriate to mitigate its losses, including but not limited to, selling the Private Label Products remaining in UNFI’s inventory to other third parties, and any such action shall not be deemed to be a default of UNFI’s service level or fill rate obligations hereunder.

10.    ORDERS. Once submitted, orders cannot be cancelled without UNFI’s written consent. Due to the short order to delivery cycle, once an order is processed by UNFI, the Order may not be cancelled. However, UNFI will cooperate in good faith with Customer to address errors and mistakes in the store orders prior to delivery. Orders shall be considered complete upon shipment of a reasonable quantity over or under the amount specified in the order when it is impracticable to produce the exact quantity ordered. Normal tolerances in specifications shall be acceptable.

11.    DELIVERY. All deliveries are “drop and go” unless otherwise negotiated. If a driver is detained longer than [***], [***]. Customer shall be required to sign the billing manifest upon delivery or pick-up. All deliveries require available, reusable pallets for “one-for-one” pallet exchange, otherwise UNFI shall [***]. UNFI shall not be charged or required to pay “lumper fees” or other fees associated with handling Product after delivery at Customer’s dock.

12.    PAYMENT TERMS AND CONDITIONS.

A.    Terms are net [***] from the date of invoice; Payment terms for new stores are net [***] from the date of the invoice on orders placed prior to opening through [***] after opening. Payment terms for invoices dated within [***] of the end of each of Customer’s fiscal quarter will be net [***] from the date of the invoice.

B.    Customer shall not [***] unless Customer submits supporting documentation and the [***], and then in such instance, shall be subject to UNFI’s policies and procedures, including, but not limited to, submitting such documentation as UNFI may request from time to time.

C.    UNFI is entitled to collect [***] on all outstanding, undisputed amounts as of the date payment is due calculated at [***] of the total unpaid amount payable monthly, as well as [***]. UNFI reserves the right to require Customer to pay COD or prepay if Customer’s acts or omissions cause UNFI to believe in good faith that Customer shall fail to make payments in accordance with this Agreement. UNFI further reserves the right to adjust payment terms, suspend shipment of orders, require Customer to pay COD or prepay, and/or terminate this Agreement as a result of a failure by Customer to pay amounts when due.

D.    Each UNFI invoice will contain an itemized description of the Products ordered, all associated fees and charges and all applicable taxes (exclusive of taxes based on UNFI’s income). In the event system issues prevent non-itemized charges from appearing on invoices, such amounts will be billed directly to Customer’s Corporate Headquarters on a monthly basis. UNFI is responsible for charging the correct taxes with respect to the Products identified on each invoice. UNFI may later make adjustments to the extent any fees, charges or tax amounts are incorrect on any invoice.

E.    Customer will notify UNFI in writing of any dispute with respect to any invoice, including disputed amounts set forth in any Advice of Correction submitted by Customer. Customer will not be required to pay any amounts disputed in an invoice until such dispute is resolved. Customer shall pay any amounts owed within [***] of UNFI’s providing backup information sufficient to resolve the dispute.

F.    Should Customer overpay any invoice, UNFI shall: (i) as promptly as practicable provide written notice thereof to Customer and (ii) as directed by Customer in a written notice to UNFI, either (a) [***] or (b) [***]. In the event no written notice is received by UNFI, any overpayments discovered by UNFI shall be remitted to Customer by check or electronic funds transfer within [***] of UNFI discovery of such overpayment.

13.    CREDITS. UNFI’s standard policies for credit requests, claims and consumer returns shall apply and are set forth on Appendix E. All deductions require Advice of Correction documentation from Customer. UNFI’s Claims and Return Policies are subject to change from time to time.

14.    DEFAULT; REMEDIES.

A.    Default. A “Customer Default” under this Agreement shall be deemed to have occurred if (1) Customer has sold or otherwise transferred [***] of its stores accounting for more than [***] of its aggregate net sales during Customer’s most recently completed fiscal year, in one or more transactions, to another person or entity who has not assumed Customer’s obligations under this Agreement in writing; provided that UNFI’s consent upon the occurrence of such transfer shall not be required; (2) Customer has materially repudiated its obligations under this Agreement in whole or in part; (3) Customer has failed to pay when due any undisputed, open account balance or any other financial obligation owing to UNFI or any of its subsidiaries or affiliates under this Agreement or any other agreement or arrangement (a “Payment Default”); or (4) UNFI is otherwise entitled to terminate this Agreement, then in any such case, UNFI may elect to terminate this Agreement by written notice to Customer. Notwithstanding the foregoing, Customer’s failure to achieve and maintain [***] set forth on Appendices A, B and C hereof shall not constitute a Customer Default hereunder.

B.    Termination. In the event a Customer Default has occurred and is continuing to occur [***] after UNFI has provided Customer with written notice of such Customer Default, except in the case of any undisputed Payment Default, in which case Customer shall be required to cure such Payment Default within [***] following receipt of written notice of such Payment Default, UNFI may terminate this Agreement immediately by providing Customer with written notice of termination.

C.    Remedies. UNFI shall also be entitled to the remedies provided elsewhere in this Agreement, to specific performance, and to any other rights or remedies. UNFI’s rights and remedies arising under this Agreement shall be in addition to any rights and remedies arising under any other agreement or otherwise, including but not limited to any Security Agreement between UNFI and Customer, and all such rights and remedies shall be cumulative and not exclusive. The exercise or partial exercise by UNFI of any right or remedy shall not impair UNFI’s right to subsequently exercise the same or any other right or remedy. Notwithstanding anything in this Agreement to the contrary, any elections, consents, waivers or approvals by UNFI under this Agreement shall be in UNFI’s sole discretion. Customer acknowledges that UNFI may perform its obligations under this Agreement through its subsidiaries and affiliates, any one or more of which may enforce the provisions of this Agreement. Upon any failure of Customer to achieve [***] set forth on Appendices A, B and C hereof, UNFI’s sole remedy will be to [***] as set forth therein.

Notwithstanding anything in this Agreement to the contrary and without limiting any other right or remedy of UNFI: (1) UNFI may offset against any rebate, support, credits or other similar customer incentive (“Customer Incentive”), any undisputed amounts owed to UNFI or any of its subsidiaries or affiliates by Customer; (2) UNFI may discontinue paying and/or making available any Customer Incentive altogether upon any default by Customer or under any other obligation under this Agreement or any other agreement with, or obligation to, UNFI; (3) Customer shall not assign, grant any security or collateral interest in, any Customer Incentive or any portion thereof under any circumstances, other than to UNFI, except with respect to Customer’s credit agreement or similar financing agreement; (4) UNFI shall have no obligation whatsoever to pay and/or make available any Customer Incentive in the event Customer commences any proceeding under bankruptcy, reorganization or similar law, or in the event a similar proceeding is filed against Customer; (5) no further Customer Incentive shall be payable and/or made available under this Agreement if this Agreement expires or is terminated for any reason whatsoever; and/or (6) UNFI may discontinue paying and/or making available the Customer Incentive altogether if Customer sells or transfers any or all of its stores to any other party .

15.    SERVICE LEVEL. [***].

16.    UNFI’S REPRESENTATIONS, WARRANTIES AND COVENANTS. UNFI represents, warrants and covenants to Customer as follows:

A.    UNFI (i) has sufficient personnel with adequate training and expertise to perform its obligations as contemplated hereunder in the time frames contemplated herein and (ii) will use reasonable care in the performance of its obligations under this Agreement.

B.    UNFI has adequate processes and systems in place and has adequately trained its personnel to fully comply with, and will fully comply with, all federal, state and local regulations relating to handling and labeling of organic Products, including, but not limited to, the National Organic Standards as promulgated by the U.S. Department of Agriculture and such other federal, state or local laws as may apply to Supplier as a handler or processor of organic foods. UNFI acknowledges that Customer has placed substantial reliance on UNFI to handle various foods for human consumption so as to not invalidate any "organic" designation of such foods.

C.    AIl the DCs servicing Customer will be maintained and operated in accordance with UNFI’s warehousing and delivery standards and all applicable laws. Such DCs have the operational systems required to support the obligations of UNFI as set forth in this Agreement, and all such DCs have adequate capacity to order, store and deliver Products in accordance with the terms of this Agreement and in the amounts contemplated by Customer. All the DCs shall have sufficient security measures in place prior to receipt of Products for Customer to ensure that such Products are not tampered with or adulterated in any manner, and that all such Products shall be maintained at temperatures and other storage conditions necessary to preserve the freshness and integrity of the Products.

D.    UNFI has a reliable recall system and policies in place including appropriate tracking, coding and accounting systems for all Products.

E.    UNFI is a Certified Organic Distributor as certified by Quality Assurance International, a USDA accredited organic certification organization. UNFI complies with the USDA National Organic Program and UNFI shall maintain all required processes and shall takes such steps as may be necessary to verify and maintain the organic integrity of Products while in UNFI’s possession and control.

F.    All Products are guaranteed to be in saleable condition at the time of pickup/delivery. Shelf-life guarantees shall be as set forth in Appendix A, B and C of this Agreement.

G.    UNFI’s Continuing Quality statement is set forth Appendix F, which is incorporated herein by reference.

H.    UNFI has full power and authority to execute, deliver and perform this Agreement.

I.    This Agreement has been duly and validly authorized, executed and delivered by UNFI and constitutes a valid and binding agreement enforceable against UNFI in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to creditors' rights generally and by principles of equity.

17.    CUSTOMER'S REPRESENTATIONS AND WARRANTIES. Customer represents, warrants and covenants to Supplier as follows:

A.    Customer has full power and authority to execute, deliver and perform this Agreement.

B.    This Agreement has been duly and validly authorized, executed and delivered by Customer and constitutes a valid and binding agreement enforceable against Customer in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to creditors' rights generally and by principles of equity.

18.    COMPLIANCE WITH LAWS. Each party covenants and agrees during the Term it will fully comply with all applicable laws, ordinances, regulations, licenses and permits of or issued by any federal, state or local government entity, agency or instrumentality applicable to its responsibilities hereunder. Each party agrees that it shall comply with all certification procedures and regulations. Each party shall promptly notify the other party after it becomes aware of any material adverse proposed law, regulation or order that, to its knowledge, would conflict with the parties' obligations under this Agreement. The parties will then use reasonable efforts to promptly decide whether a change may be made to the terms of this Agreement to eliminate any such conflict or impracticability.

19.    INSURANCE. At the time of execution and throughout the Term, UNFI shall, at its own cost and expense, carry and maintain the insurance coverage listed below with insurers listed in “Best's” Insurance Reports as having a Financial Strength Rating of at least A- and as being in a Financial Size Category of at least VII.

A.    Workers’ Compensation Insurance with statutory limits as required in the state(s) of operation; and providing coverage for any employee entering onto Customer's premises.

B.    Commercial General Liability Insurance covering claims for bodily injury, death, personal injury or property damage occurring or arising out of the performance of this Agreement. The limits of insurance shall not be less than [***] per occurrence with a general aggregate limit of [***].

C.    Product Liability Insurance with limits of not less than [***] per occurrence.

D.    Comprehensive Automobile Liability Insurance covering the ownership, operation and maintenance of all owned, non-owned and hired motor vehicles used in connection with the performance of this Agreement, with limits of at least [***] per occurrence.

E.    Umbrella or Excess Liability Insurance with limits not less than [***] per occurrence that provides additional limits for employer's liability, commercial general liability, automobile liability and products liability insurance.

F.    UNFI will provide Customer with certificates of insurance evidencing all of the referenced insurance policies.

20.    INDEMNIFICATION.

A.    UNFI agrees to defend, indemnify, and hold Customer, its parent, subsidiaries, affiliates, stockholders, directors, officers, employees, agents, representatives, successors and assigns harmless from any and all actions, suits, claims, demands and proceedings (“Claims”) asserted by any third-party, and from any damages, liabilities, losses, costs, or expenses (including reasonable attorneys’ fees and court costs) (collectively “Damages”) arising from the negligence or willful misconduct on the part of UNFI with respect to the handling, storage or delivery of Product while in UNFI’s possession. UNFI shall not be required to defend and indemnify any claim outlined above to the extent such claim arises from the negligence or the intentional act or omission of Customer or a customer of Customer.

B.    Customer will defend and indemnify UNFI its parent, subsidiaries, affiliates, stockholders, directors, officers, employees, agents, representatives, successors and assigns from and against any Claims asserted by a third-party, or Damages arising from (a) the negligence or willful misconduct of Customer, (b) Customer’s infringement of any intellectual property rights, or (c) Customer’s failure to comply with food labeling laws, including without limitation the Bioengineered Food Disclosure Standard or Proposition 65, solely with respect to Customer’s Private Label Products distributed under this Agreement.

C.    Customer shall defend, indemnify and hold harmless UNFI, its subsidiaries and affiliates, and each of their respective representatives from and against any Claims and Damages sought or asserted by any third party relating to any of the following with respect to Customer Private Label Items: (i) alleged infringement or misappropriation of any Customer’s trade name, trademark or other intellectual property rights in connection with the Customer Private Label Items; (ii) alleged injury to any Person, or any other damage or loss alleged to have resulted from any Customer Private Label Items, including the Customer Private Label Items having been adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act or other applicable law or regulation; (iii) alleged violation of any applicable federal, state or local laws relating to the Customer Private Label Items, including any label, packaging or invoice associated with the Customer Private Label Items; or (iv) an alleged defect involving the packaging, labeling, packing, shipping and/or invoicing of the Customer Private Label Items. Customer shall not be required to defend and indemnify any claim described above to the extent such claim arises from the negligence or the intentional act or omission of UNFI or any of its subsidiaries or affiliates.

D.    In the absence of a third-party claim or governmental action, if UNFI has shipped Products which are non-conforming due to failure of the Products to comply with any applicable federal or state laws or regulations, including but not limited to applicable environmental, safety, health labeling and/or hazardous materials laws, Customer’s sole remedy, and UNFI’s sole obligation, shall be for UNFI to provide conforming Products at UNFI’s sole expense.

E.    EXCEPT AS SET FORTH IN THIS AGREEMENT AND THE EXHIBITS HERETO, UNFI MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER 'S EXCLUSIVE REMEDIES ARE SET FORTH IN THIS AGREEMENT. EXCEPT WITH RESPECT TO ANY INDEMNIFICATION OBLIGATIONS HEREUNDER OR CLAIMS OR LIABILITIES ARISING OUT OF A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR SPECIAL DAMAGES, INCLUDING COMMERCIAL LOSS AND LOST PROFITS, HOWEVER CAUSED AND REGARDLESS OF LEGAL THEORY OR FORESEEABILITY, DIRECTLY OR INDIRECTLY ARISING UNDER THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN APPRISED OF THE POSSIBILITY OF SUCH DAMAGES.

F.    As a general practice, UNFI endeavors to purchase Products from Suppliers that warrant that:

i.

All Products are manufactured, packaged, labeled, packed, shipped and invoiced in compliance with the applicable requirements of federal, state and local laws, regulations, ordinances and administrative orders and rules of the United States and all other countries in which the Product is manufactured and that all required labeling is affixed to Products and passed on to Seller or its customers.

ii.

All Products are (a) not adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act of 1938, as amended, and regulations adopted thereunder (the “Act”); (b) not articles that are prohibited, under the Act or any successor thereto, from being introduced into interstate commerce; (c) not prohibited under any public health, safety or environmental laws, or any other laws regulations or ordinances of any state or other government authority which are applicable to such shipment or delivery; (d) merchantable and fit for their intended purpose, and will pass without objection in trade; and (e) compliant with all applicable provisions of the Meat Inspection Act, Poultry Product Inspection and/or Egg Product Inspection Act, including all applicable rules and regulations adopted thereunder;

iii.

If applicable, all advertising and promotional materials developed or provided by UNFI for any Product will comply with all applicable requirements of federal, state and local laws, regulations, ordinances and administrative orders and rules of the United States and all other countries in which the UNFI does business, including, without limitation and if applicable, those promulgated by the U.S. Food and Drug Administration, the U.S. Department of Agriculture, the U.S. Federal Trade Commission and the Environmental Protection Agency;

iv.

Supplier (a) verifies its product supply chains to evaluate and address risks of human trafficking and slavery (and will disclose to UNFI whether a third party conducted the evaluation for Supplier); (b) audits its own suppliers to evaluate compliance with Supplier’s company standards (and will specify to UNFI whether the audits are independent and unannounced); (c) requires its direct suppliers to certify that the products they provide to Supplier comply with the laws of the country in which the supplier does business; (d) maintains internal accountability standards for employees and contractors concerning human trafficking and slavery; (e) ensures that Supplier employees and management responsible for supply chain management are trained to identify human trafficking and slavery and how to mitigate risks within supply chains;

v.

Supplier and all employees and agents involved in the manufacturing, processing or delivery of the Products will strictly adhere to all applicable federal, state and local laws, regulations and prohibitions of the United States, its territories and all countries in which the Product is produced with respect to the operation of their production facilities and their other business and labor practices, including but not limited to the California Transparency in Supply Chains Act of 2010, and comply with existing local and federal laws regarding slavery and human trafficking in the country or countries in which Seller’s business with Supplier is being conducted; and

vi.

All intellectual property or proprietary rights used by Supplier in connection with the Products are owned by Supplier or Supplier has been properly authorized to use such rights in connection with the Products and to sell the Products that incorporate such proprietary rights to Seller for use or further resale.

G.    With respect to any third-party claim related to any breach of a Supplier’s representations or warranties as described above to which Customer provides UNFI with written notice thereof, UNFI shall promptly advise Customer in writing: (i) whether such designated Supplier has agreed in writing to the aforementioned representations and warranties or substantially similar representations and warranties; and (ii) whether such designated Supplier has agreed to indemnify UNFI for a breach of Supplier’s representations and warranties with respect to Products. UNFI will use commercially reasonable efforts to obtain the above warranties and indemnification agreements from its Suppliers. Notwithstanding the foregoing, UNFI is not the manufacturer of the Products it distributes and does not make any representations and/or warranties with respect to the manufacture of such Products; provided, that UNFI represents and warrants to Customer, and to any subsidiary, division, affiliate, franchisee or licensee of Customer, that the Products delivered under this Agreement will be transferred free and clear of any lien or encumbrance. EXCEPT AS EXPRESSLY SET FORTH IN THE PRECEDING SENTENCE, UNFI MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR THE PRODUCTS IT DISTRIBUTES.

H.    In the event of any Claims brought by a third-party against Customer due to a breach of Supplier representations and warranties with respect to Products as described above, Seller will use commercially reasonable efforts to provide reasonable cooperation to Customer in Customer’s efforts to recover Damages from Suppliers.

I.    UNFI understands that Customer expects to be provided with Products that consistently meet the highest health, safety and quality standards. UNFI, as a distributor in the middle between its Suppliers and its customers, shall notify Customer of a FDA classified recall as soon as practicable but in no event longer than [***] from notification by its Supplier and in the case of a recall that poses a serious health risk, UNFI shall provide such notice within [***] from receipt of complete and necessary information from the Supplier. Seller shall not be subject to any recall fees associated with any recalls or market withdrawals, including fees, assessments, costs, and/or expenses incurred and/or imposed by Customer associated with or resulting from a recall or market withdrawal. To the extent, however, that UNFI is able to recover Customer’s actual out-of-pocket expense related to recalls, from the Supplier or manufacturer, UNFI will pass such amounts on to Customer.

21.    AUDIT RIGHTS.

A.    No more than [***], Customer shall have the right, upon [***] prior written notice and at Customer's expense, to: (i) verify UNFI’s performance of its obligations hereunder, including, without limitation, [***]; (ii) confirm that UNFI is [***]; and (iii) audit [***]. To the extent UNFI is prevented from providing any information requested by Customer due to confidentiality obligations to a third party, UNFI will make commercially reasonable efforts to provide the requested information in redacted or abbreviated form.

B.    Customer may use its own internal auditors [***]. Any such audit or inspection shall be conducted during Supplier’s normal business hours at a time mutually convenient to the parties.

C.    UNFI shall cooperate with each Customer audit or inspection and provide such assistance as is reasonably required in carrying out any such audit or inspection. The parties shall cooperate to minimize any disruption caused by, and the cost incurred by Supplier in connection with, any such audit or inspection.

D.          Following each audit or inspection, Customer and UNFI will: (i) meet to review the results of the audit or inspection and (ii} use reasonable commercial efforts to mutually agree on the most appropriate way to remediate any deficiencies identified in such audit or inspection.

E.          To the extent that an audit performed by Customer reveals any error or incorrect charging (overcharge or undercharge) in any UNFI invoice [***].

F.         Customer shall bear the costs of any audit or inspection, unless such audit or inspection reveals a material discrepancy in the information previously supplied by UNFI, in which case the costs of the audit will be borne by UNFI.

22.    MISCELLANEOUS.

A.    Cyber Security. Each party shall be responsible for the integrity of their own IT systems and for implementing commercially reasonable processes and procedures designed to prevent cyber breaches, including with respect to orders, invoices, payments and all other transmissions between the parties.

B.    Force Majeure. Neither party will be liable for any delay or failure in the performance of this Agreement, except for any party’s obligation to pay any amounts due and owing to the other party hereunder, or in the delivery or shipment of goods, or for any damages suffered by the other party by reason of such delay or failure, if such delay or failure is, directly or indirectly, caused by, or arises from, fires, abnormal weather, earthquake, floods, explosion, riot, terrorist activity, hijack, robbery, civil unrest, acts of God, war, governmental interference or embargoes, strikes, labor difficulties, epidemics, pandemics, or any other cause(s) beyond such party’s reasonable control; provided, however, that UNFI shall work together in good faith with Customer to minimize the effects of such event on UNFI’s performance of services under this Agreement. All orders and shipments are subject to UNFI’s ability to obtain the necessary Products and are subject to government restrictions that may be in effect from time to time.

C.    No Obligation to Ship. Customer agrees and acknowledges that UNFI shall not have any obligation to ship Product to Customer, including without limitation, in the event Customer commences any proceeding under any bankruptcy, reorganization or similar law or a similar proceeding is filed against Customer. Without limiting the foregoing, Customer agrees that, to the extent UNFI provides Customer with any trade credit in connection with this Agreement, this Agreement is a contract to extend financial accommodations for the benefit of such Customer pursuant to Section 365(c) of the Bankruptcy Code and any successor statute. Customer further agrees and acknowledges that UNFI may provide Product from any DC.

D.    Applicable Law. The interpretation and construction of this Agreement, all performance under this Agreement, and all claims relating to, or arising out of, this Agreement or its breach, whether actionable under contract, tort, statute, or otherwise, shall be governed by the substantive laws of the State of Delaware, excluding its conflict of laws rules which would refer to and apply the substantive laws of another jurisdiction.

E.    Dispute Resolution and Waiver of Right to Jury Trial. In the event of any controversy or claim between the parties arising out of or related to this Agreement (a “Dispute”), and prior to initiating any formal legal proceeding, senior management from each party shall meet (virtually or in person) and endeavor in good faith to resolve the Dispute within thirty (30) calendar days (the “Dispute Period”) following a party’s written request for such a meeting, specifying the nature of the Dispute. If a party refuses or fails to so meet, or the Dispute cannot be resolved during the Dispute Period, the parties shall then promptly initiate and participate in good faith mediation of the Dispute, with the mediator to be selected jointly by the parties. If a party refuses or fails to meet in accordance with the foregoing procedures, or refuses to select a mediator, the other party may bring a suit or proceeding as set forth below. If the Dispute is not resolved pursuant to a mutually agreed written settlement following mediation, the parties may choose to either submit the Dispute to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and this subsection, or either party may bring a suit or proceeding exclusively in state or federal courts located in Wilmington, Delaware, and each party consents to the personal jurisdiction of the state and federal courts located in Wilmington, Delaware, and waives any objection that such courts are an inconvenient forum for such suits or proceedings. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The parties hereby further waive any rights to seek punitive or exemplary damages in any legal proceeding and no arbitrator may award such damages. Any decision of the arbitrator may be enforced in any court of competent jurisdiction.

F.    Confidentiality. Any proprietary information supplied by either party to the other, including information on customer and supplier identity or any other customer or supplier information, purchasing volumes and history, pricing and margins, purchasing specifications and product market results (“Confidential Information”), is confidential and proprietary information of the disclosing party, and constitutes valuable trade secrets owned solely by the disclosing party. The recipient party of any Confidential Information shall not disclose any Confidential Information to any third person or entity without the prior written consent of the disclosing party and shall not use any Confidential Information for any reason other than to fulfill the terms of this Agreement; provided, however, that either party may disclose any Confidential Information to the extent compelled by law, regulation, rule, subpoena or other process of law. The obligations under this paragraph shall not apply to any of the Confidential Information that (1) was known to the recipient party at the time the Confidential Information was disclosed; (2) was known to the public at the time the Confidential Information was disclosed; (3) becomes known to the public after the date that the Confidential Information was disclosed through no fault by the recipient party; or (4) is given to the recipient party by a third party who has a lawful right to disclose the Confidential Information to the recipient party.

G.    Cross-Default. Any default by Customer under this Agreement shall be, at UNFI’s option, a default under any other agreement between Customer and UNFI or any of its subsidiaries or affiliates. Any default by Customer under any other agreement between Customer and UNFI or any of its subsidiaries or affiliates shall be, at UNFI’s option, a default under this Agreement.

H.    Entire Agreement; Counterparts. Along with any credit application(s), this Agreement and any attached exhibits or schedules contain the entire agreement between UNFI and Customer with respect to the subject matter hereof and supersede all previous proposals, negotiations, representations, commitments, writings, agreements and all other communications between UNFI and Customer relating to the subject matter hereof. This Agreement shall govern in the event of any inconsistency between this Agreement and any other agreement, exhibit or schedule (except as expressly provided otherwise herein). This Agreement supersedes and replaces, in all respects, that certain Customer Distribution Agreement between UNFI, Tony’s Fine Foods, Albert’s Organics, and Customer dated June 21, 2016. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may be evidenced by electronic transmission of a signed copy of this Agreement and each party consents to the use of electronic signatures.

I.    Modification; Waiver; Severability. No modification of any term or provision of this Agreement shall be enforceable unless set forth in a writing executed by both parties. No failure by any party to take any action or assert any right hereunder shall be deemed to be a waiver of such right and shall not prevent such party from enforcing such right in the future. The waiver by a party of any of its rights or a breach in a particular instance shall not be construed as a waiver of such rights or breach or of the same or different rights or breach in subsequent instances. Without limiting the generality of the foregoing, the acceptance by UNFI of any partial or late payment due hereunder shall not establish a waiver of any rights of UNFI to the balance of such amount owed or to receive full and prompt payments thereafter. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions.

J.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Customer and UNFI and their respective heirs, successors and permitted assigns. This Agreement may not be assigned by Customer without UNFI’s prior written consent, except that Customer may freely assign the remainder of this Agreement to a purchaser of its stores. In the event that Customer sells and/or transfers any one or more of its stores to another entity, UNFI shall have the option to require that this Agreement shall continue to apply to all remaining stores of Customer. If Customer assigns this Agreement, Customer shall require any purchaser to assume this Agreement in writing and Customer shall provide UNFI with an original of such assumption agreement. No assignment or assumption of this Agreement shall relieve Customer of its obligations under this Agreement or under any other agreement with, or obligation to, UNFI. There shall be no third-party beneficiaries to this Agreement other than UNFI and its subsidiaries and affiliates, which shall have standing to enforce rights under this Agreement. In the event Customer acquires or is acquired by another entity doing business with UNFI under a separate agreement, such agreement and this Agreement shall each remain in effect for its remaining term unless otherwise agreed to in writing between the parties.

K.    Notices. All notices under this Agreement shall be in writing and shall be sent by (1) United States certified mail, return receipt requested, or (2) delivery on the next business day with a nationally recognized express courier, or (3) personal delivery, or (4) email if a confirmation notice is also sent by one of the other methods of delivery. Notices shall be deemed given as of the date such notice is postmarked, if sent by certified mail, or is placed with an express courier, if sent by express courier, or is delivered, if hand delivered or emailed. Notices shall be sent to the parties at the following addresses, unless a party notifies the other party that notices shall be sent to it at another address:

If to UNFI: 313 Iron Horse Way Providence, RI 02908 Attn: Legal Department Office of General Counsel Email: [***]	If to Customer: 12612 W. Alameda Parkway Lakewood, CO 80228 Attn: Legal Department Email: [***]

L.    Publicity. No press release or general public disclosure regarding this Agreement shall be issued by either party without the other party's prior written approval of the form, content and timing of such press release or general public disclosure, except as may be required by applicable law or the rules of any securities exchange. Neither party shall use the other party's names, marks, codes, drawings, specifications in any advertising, promotional efforts or publicity of any kind without the prior written permission of the other party as to the time, manner, format and media.

[Remainder of page intentionally left blank. Signature page to follow.]

The parties have executed this Agreement by their authorized representatives as of the date first set forth above.

VITAMIN COTTAGE NATURAL FOOD MARKETS, INC. By: [***] Name: [***] Title: [***]	UNITED NATURAL FOODS, INC. By: [***] Name: [***] Title: [***]

APPENDIX A

(Natural Terms and Conditions)

1.    [***] PRICING. Customer shall purchase Natural Products based on [***]. The “Sell Price” of Natural Products to Customer equals: [***]. All applicable governmental taxes, (including, without limitation, excise taxes and taxes on manufacture, sales, receipts, gross income, business, occupation and use), as well as, where applicable, Customer’s pro rata share of UNFI’s costs attributable to gross receipts and similar taxes imposed on UNFI based on sales in Customer’s jurisdiction, shall be included in the Sell Price or added to Customer’s invoice at UNFI’s option.

UNFI will review Customer’s purchase volume of Natural Products on a [***]. In the event that (a) Customer’s [***], or (b) Customer’s [***], UNFI reserves the right to [***]; such remedy shall in no way limit any other remedies available to UNFI. UNFI shall provide Customer with [***] reporting with respect to Customer’s [***] activity. Price changes shall be presented with [***] lead time. UNFI reserves the right to correct erroneous published descriptions or prices immediately.

A.         “Cost of Product” is defined as and equals: [***]. If, during the Term, Products are purchased by Customer in units, whether or not at its election, the Cost of Product shall not be increased as a result. Cost of Product is not reduced by or adjusted for [***]. Suppliers include, without limitation, UNFI’s affiliates and divisions.

B.         Earned Income. In addition to distributing its Suppliers’ Natural Products, UNFI provides value-added services to its Suppliers consistent with typical procurement activities associated with distribution and may be compensated by or recover its expenses from its Suppliers in connection with providing those services. [***]. Examples of those services include regional and national marketing, freight management, consolidated warehousing, aggregation efforts and/or efficiencies and private label efforts.

C.          UNFI Natural Price changes/bid files: [***].

2. DELIVERY CHARGES. Delivery charges (calculated based on the total amount of the DSD invoice) will be applied at the bottom of the invoice based on the number of miles Customer's store is located from the applicable DC per the chart below:

Miles from UNFI DC	Delivery Charge
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3. FUEL SURCHARGE. UNFI shall add one fuel surcharge per delivery to the bottom of the invoice per the chart below. The cost per gallon shall be determined using the U.S. Department of Energy Weekly Retail On-Highway Diesel Price report found at (www.eia.doe.gov) using either the national average or the U.S. regional level according to the location of the DC servicing the customer at the time the delivery is scheduled. For more information on UNFI’s Fuel Index Surcharge Policy and the methodology used to calculate, please see https://www.unfi.com/fuel-index-surcharge-policy.

Cost Per Gallon	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cost Per Delivery	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Cost Per Gallon	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cost Per Delivery	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4. ORDER MINIMUMS. For direct store deliveries (“DSD”), UNFI requires a [***] minimum order per store, per delivery. UNFI reserves the right to adjust the foregoing minimum order amounts from time to time upon written notice to Customer.

5.         DELIVERY FREQUENCY. Delivery frequency is based upon [***] per location. UNFI will endeavor to provide Customer with [***] deliveries per location; provided, Customer maintains a minimum average weekly Eligible Net Sales (as defined in Appendix A) per store location per delivery of [***]. If Customer’s average weekly Eligible Net Sales per store location per delivery falls below [***], Customer and UNFI shall meet in good faith to review a corrective action plan to increase Customer’s average weekly Eligible Net Sales per store location per delivery above [***]. UNFI shall endeavor to provide Customer with a [***] delivery window per delivery. UNFI shall not be required to make deliveries to a store location if the store location’s order is less than [***].

6.          NATURAL PRODUCTS GUARANTEE. All Natural Products are guaranteed to be in saleable condition at the time of pickup/delivery. While specific expiration dates will vary between Natural Products and Suppliers, most items have estimated expiration dates as follows:

[***]	[***] days
[***]	[***] days
[***]	[***] days
[***]	[***] days
[***]	[***] days (subject to certain exclusions)

APPENDIX B

(Fresh Terms and Conditions)

1.

[***] PRICING. Customer shall purchase Fresh Products based [***]. The “Sell Price” of Fresh Products to Customer equals: [***]. All applicable governmental taxes, (including, without limitation, excise taxes and taxes on manufacture, sales, receipts, gross income, business, occupation and use), as well as, where applicable, Customer’s pro rata share of UNFI’s costs attributable to gross receipts and similar taxes imposed on UNFI based on sales in Customer’s jurisdiction, shall be included in the Sell Price or added to Customer’s invoice at UNFI’s option.

Fresh Pricing Grid	[***]
Categories	$ [***]	$ [***]	$ [***]	$ [***]	$ [***]
[***]	[***]%	[***]%	[***]%	[***]%	[***]%
[***]	[***]%	[***]%	[***]%	[***]%	[***]%
[***]	[***]%	[***]%	[***]%	[***]%	[***]%
[***]	[***]%	[***]%	[***]%	[***]%	[***]%
[***]	[***]%	[***]%	[***]%	[***]%	[***]%
[***]	[***]%	[***]%	[***]%	[***]%	[***]%
[***]	[***]%	[***]%	[***]%	[***]%	[***]%
[***]	[***]%	[***]%	[***]%	[***]%	[***]%
Private Label products shall be priced based on [***].

UNFI and Customer shall negotiate mutually agreed upon [***] if Customer’s Fresh Products purchase volume falls below $[***], measured over a trailing [***] lookback.

UNFI will review pricing every [***] for potential changes in [***]. Customer will receive a [***] notification prior to any change in the applicable [***]. New pricing will be activated [***] post quarter-end.

Item price changes (except [***]) will be presented with a [***] lead time and will be implemented by the Effective Date. Supplier reserves the right to correct erroneous published descriptions or prices immediately.

If Customer’s [***] of Fresh Products is less than [***] per week, based on a trailing [***] lookback, UNFI reserves the right to increase Customer’s [***]; such remedy shall in no way limit any other remedies available to UNFI. Price changes shall be presented with a [***] lead time. UNFI reserves the right to correct erroneous published descriptions or prices immediately.

2. ORDER MINIMUMS. For direct store deliveries, UNFI requires a minimum [***] per order per store (combined Fresh and Produce Products). No [***] will apply to any Fresh order.

3. Fresh Product Guarantee. Upon delivery, Fresh Products and Produce items shall have the minimum shelf life for each Product category listed below (however, there are item exceptions within each category depending on the item and manufacturer). All minimum code dates include the day of delivery.

1) [***] = [***] Days

2) [***] = [***] Days

3) [***] = [***] Days

4) [***] = [***] Days

5) [***] = [***] Days

6) [***] = [***] Days

7) [***] = [***] Days

8) [***] = [***] Days

9) [***] = [***] Days

4. UNFI and Customer shall confirm case count at time of delivery for the purpose of confirming receipt of Fresh Products. The case count process will be reviewed and revised by the Parties if such process results in extraordinary delivery delays.

APPENDIX C

(Produce Terms and Conditions)

1. [***] PRICING. Customer shall purchase Produce based on [***]. The “Sell Price” of Produce Products to Customer equals: [***]:

Produce Pricing Grid
[***]	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	[***]%	[***]%	[***]%	[***]%	[***]%	[***]%	[***]%

All applicable governmental taxes, (including, without limitation, excise taxes and taxes on manufacture, sales, receipts, gross income, business, occupation and use), as well as, where applicable, Customer’s pro rata share of UNFI’s costs attributable to gross receipts and similar taxes imposed on UNFI based on sales in Customer’s jurisdiction, shall be included in the Sell Price or added to Customer’s invoice at UNFI’s option.

In the event that Customer’s [***] of Produce is less than [***],based on a trailing [***] lookback, UNFI reserves the right to increase Customer’s [***]; such remedy shall in no way limit any other remedies available to UNFI.

Upon Customer's written instruction, UNFI will modify the [***] by produce category. Any such modifications shall not alter the [***] amounts set forth above. The parties shall review any such modifications against the [***] following the end of each UNFI Fiscal Quarter and identify any discrepancies. If any reconciliation payment is necessary to maintain the [***] at the end of each UNFI fiscal year ending July 31, such payment will be made by either UNFI or Customer, as appropriate, by [***] of the year in question.

2. The [***] for Produce (including the then applicable [***]) will be updated [***], per a schedule to be mutually agreed upon.

3. For cross-dock deliveries of Produce Products, the following [***] will apply:

A.	[***] from Origination Point: [***]; and
B.	[***] from Origination Point: [***].

Notwithstanding the foregoing, in the event cross-dock deliveries meet or exceed [***] of all outbound delivery pallets measured on a [***] trailing basis, the parties will in good faith renegotiate the [***] described above.

4. For direct store deliveries, UNFI requires a minimum [***] per order per store (combined Fresh and Produce Products). No [***] will apply to any Produce order.

APPENDIX D

(Rebates)

A.         [***]. UNFI will provide Customer with [***] with respect to sales of [***] Products and [***] Products (and excluding all sales of [***]) of [***] based upon the following criteria:

1) Growth will be determined using Customer’s [***] for the [***] period ending [***] each year of the Term and for the [***] period immediately preceding the expiration of the Term.

“[***],” defined as [***]. “[***]” is defined as [***]. “[***]” is defined [***]. [***]” is defined [***].

2) For the applicable “[***]” to apply for purposes of calculating the [***] Growth Incentive Rebate, the actual “[***]” must be at least [***] greater than the prior year's [***]. The [***] is calculated against the amount by which Customer’s [***].

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3) [***] will be included for determining the [***] but will be excluded in determining [***]. [***] is defined to include but not be limited to [***].

4) [***] will be paid with respect to the [***] period ending [***] during each year of the Term and on expiration of the Agreement. Payment of the [***] is conditional upon the Customer being in compliance with the terms of this Agreement, including payment terms. [***] will be calculated and applied [***] after the end of the calendar year in order to allow for invoice payments, credits processing and other administrative processes.

B.         [***].

Sales of [***] Products by UNFI to Customer shall be excluded from all [***] under this Agreement except for the [***] (as that term is defined below):

UNFI will provide Customer with an [***] of up to [***] based upon the following criteria:

For the applicable [***]' to apply for purposes of calculating the [***], the actual “[***]” must be at least [***] greater than the prior year's [***]. The [***] is calculated against the amount by which Customer’s [***].

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] will be determined using [***],' defined as [***]. '[***]' is defined as [***]. '[***]' is defined to include but not be limited to [***]. '[***]' is defined to include but not be limited to [***]. [***] will be included for determining the [***] but will be excluded in determining the [***].

C.         [***]. UNFI will provide a [***] of up to [***] of [***]:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

The calculation of [***] and the [***] will be based upon the following criteria:

1) [***] will be determined using Customer’s [***] for the [***] period ending [***] each year of the Term and for the [***] period immediately preceding the expiration of the Term.

“[***],” defined as [***]. “[***]” is defined as [***]. “[***]” is defined to include but not be limited to [***]. “[***]” is defined to include but not be limited to [***].

2) For the applicable “[***]” to apply for purposes of calculating [***], the actual “[***]” must be greater than the prior year's [***]. The [***] is calculated against the amount by which Customer’s [***].

3) The [***] will be paid [***] and be [***]. UNFI will commit to [***].

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

4) If UNFI [***]. The [***] in Appendix D will be updated accordingly.

APPENDIX E

Claims and Return Policy

A.         All merchandise claims for Billed-not-Received, Damage, Unsellable, Short Code, Quality, Out of Code at time of delivery, Mispick, and Shorts and such other credit requests included in UNFI’s and TFF’s standard policies shall be referred to herein, collectively, as “Operational Credits.”

B.         All returns must have prior approval by the Claims Department and be in saleable condition. Your UNFI Claims Representative may determine that the product may be discarded; however you may be requested to return UPC codes or lids. Freezer and cooler items and customer mis-ordered items cannot be returned. UNFI shall have the right to charge a [***] restocking fee for mis-orders if the situation warrants.

C.         [***].

D.          [***].

E.         For stores that are converted to an allowance program, the credit allowance, subject to the applicable exceptions, shall be Customer’s sole and exclusive recourse for claims related to Operational Credits. No other provision in this Agreement may be invoked to address such claims.

F.         Operational Credits may be withheld if Customer is not in compliance with the terms of this Agreement, including, without limitation, payment terms. UNFI reserves the right to audit deliveries to Customer to assess the accuracy of any credits claimed.

G.          UNFI’s credit policies shall be Customer’s sole and exclusive recourse for claims related to Operational Credits and such other credit requests included in UNFI’s standard policies. No other provision in this Agreement may be invoked to address such claims.

UNFI Natural Claims and Return Policy.

UNFI Natural Claims and Return Policies are subject to change from time to time. A copy of the current Claims and Return Policy is attached below. Credit requests must be submitted to UNFI’s Claims Department within [***] of receipt of merchandise. A credit memo shall be issued upon approval by a UNFI Claims Representative and shall be applied or attached to the next invoice by UNFI.

UNFI Produce Claims and Return Policy.

A.

At Time of Delivery. This would represent a “point of delivery” (“POD”) return or “Bill of Lading” (“BOL”) credit. When an order is delivered to Customer, generally the UNFI Produce driver and Customer will verify piece counts, verify items are correct, and verify product quality, as time permits. Any discrepancies are then noted by the driver on the UNFI Produce invoice and that invoice and product(s) then get returned to the DC. At that time, the credit will be entered by the designated Inside Sales Representative (“ISR”). Merged and joint deliveries between UNFI Natural and UNFI Produce are considered drop and go without the driver going through the order.

B.

After Delivery. If the driver and/or Customer do not have time to check the order in at time of delivery, Customer has [***] after receipt of an order to call in any discrepancies to their designated ISR.

UNFI Fresh Claims and Return Policy.

A.	For Fresh Products, all credit requests must be submitted to UNFI Fresh within [***] after delivery.

UNFI Natural Broad-line Claims & Return Policy

Purpose: The purpose of this policy is to summarize UNFI’s requirements for the submission or product claims by UNFI’s Natural, Broad-line customers (i.e., customers with UBS or WBS ordering account numbers). For the avoidance of doubt, this policy does not apply to product claims made to Supervalu, Inc., Tony’s Fine Foods, Albert’s Organics, Inc., UNFI Wellness (a/k/a Select Nutrition, LLC), or UNFI Canada, Inc.

Timing: Every claim must be requested within [***] after delivery or pick-up. No exceptions.

Processing: Upon approval by the claim’s representative, a credit memo will be issued to be applied within [***]. It is critical not to deduct from invoice payment and wait for the credit to be applied to remain in good A/R standing.

How to Submit:

●	Contact UNFI customer service by phone or via online customer portal within [***] of receipt of product.

●	Keep Product. Do not toss or destroy any product without pre-approval from the claims representative. We may require you to return the goods, UPC code, or lids in order to receive credit.

●	Provide Customer name, account number, invoice number, item code or UPC, quantity & credit reason, and any additional information required below:

Credit Reason	Description
Undelivered Sales (Billed Not Received (BNR) / Short on Load (SOL))	Product listed on invoice not received at time of delivery. Identify shortages upon delivery to the UNFI Driver whenever possible.
Mis-pick	Received another product in place of product ordered. Item has correct selection sticker but different item is in box. Your claims representative will need the UPC code of item received.
Quality/Customer Returns

Item is un-sellable due to manufacturer’s defect (E.g. No safety seal; moldy; etc.) Note: Your claim representative may notify you if the Supplier will not allow UNFI to process quality issues. Expiration date or lot numbers from the product are required to receive credit.

Damaged	Product damaged upon receipt.
Short Dated

Product short-dated according to UNFI policy at time of delivery. Provide expiration date to request credit. While specific expiration dates vary between products, most items are offered at least [***] on non-perishable and [***] on perishable.

Misorder – Dry Grocery	Orders returned to the UNFI warehouse as refused or undelivered may be subject to a higher fee. A restocking fee may apply.
Misorder – Freezer or Cooler	No credit

Note: Credits will not be issued on retailer’s discontinued items, unsalable shelf worn, unsold promotional items, seasonal or holiday merchandise, appliances or media products, and consumer returns not authorized by the manufacturer.

Returning Items back to UNFI for Credit: If your claims representative determines your item should be returned (for instance in the case of mis-pick), it must be returned in salable condition without damage, without price labels, unopened, including all pieces, with UNFI pick label intact and with no writing on the case. Product that is required to be returned that arrives without meeting these conditions will be debited back to the account and not reshipped. Failure to return a credit required to return will result in a debit back to your account.

This policy is subject to change at any time.

APPENDIX F

Continuing Quality

United Natural Foods, Inc. (“UNFI”) is committed to the distribution of safe, wholesome, high quality Products. UNFI is a licensed and insured distributor of food and non-food products and is not the manufacturer of most of the products (“Products”) it sells to its customers (“Customers”). UNFI recognizes that its Customers desire to provide consumers with Products that consistently meet and exceed the highest safety, regulatory and quality standards. UNFI is likewise committed to providing Products that meet and exceed these high standards. As such, UNFI endeavors to ensure that each of its suppliers (“Suppliers”) share and embrace this same commitment to safety and quality. This Continuing Quality Guarantee has been developed based on the notion that the relationship between UNFI and Customer is one of distributor and customer.

Representations and Warranties: As a distributor, UNFI employs reasonable efforts to obtain representations and warranties from its Suppliers that they comply with all local, state, regional, provincial and federal regulations regarding the manufacture, storage, transportation and distribution of food, food products and non-food products, in addition to all applicable labeling regulations. As a general practice, UNFI endeavors to purchase Products from Suppliers that warrant that:

1)         All Products are manufactured, packaged, labeled, packed, shipped and invoiced in compliance with the applicable requirements of federal, state and local laws, regulations, ordinances and administrative orders and rules of the United States and all other countries in which the Product is manufactured and that all required labeling is affixed to Products and passed on to UNFI or its Customers;

2)         All Products are (a) not adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, and regulations adopted thereunder (the “FD&C Act”); (b) not articles that are prohibited, under the FD&C Act or any successor thereto, from being introduced into interstate commerce; (c) not prohibited under any public health, safety or environmental laws, or any other laws regulations or ordinances of any state or other government authority which are applicable to such shipment or delivery; (d) merchantable and fit for their intended purpose, and will pass without objection in trade; and (e) compliant with all applicable provisions of the Meat Inspection Act, Poultry Product Inspection and/or Egg Product Inspection Act, including all applicable rules and regulations adopted thereunder;

3)         If applicable, all advertising and promotional materials developed or provided by Supplier for any Product will comply with all applicable requirements of federal, state and local laws, regulations, ordinances and administrative orders and rules of the United States and all other countries in which the Supplier does business, including, without limitation and if applicable, those promulgated by the U.S. Food and Drug Administration, the U.S. Department of Agriculture, the U.S. Federal Trade Commission and the Environmental Protection Agency;

4) Supplier (a) verifies its product supply chains to evaluate and address risks of human trafficking and slavery (and will disclose to UNFI whether a third party conducted the evaluation for Supplier); (b) audits its own suppliers to evaluate compliance with Supplier’s company standards (and will specify to UNFI whether the audits are independent and unannounced); (c) requires its direct suppliers to certify that the products they provide to Supplier comply with the laws of the country in which the supplier does business; (d) maintains internal accountability standards for employees and contractors concerning human trafficking and slavery; (e) ensures that Supplier employees and management responsible for supply chain management are trained to identify human trafficking and slavery and how to mitigate risks within supply chains;

5) Supplier and all employees and agents involved in the manufacturing, processing or delivery of the Products will strictly adhere to all applicable federal, state and local laws, regulations and prohibitions of the United States, its territories and all countries in which the Product is produced with respect to the operation of their production facilities and their other business and labor practices, including but not limited to the California Transparency in Supply Chains Act of 2010, and comply with existing local and federal laws regarding slavery and human trafficking in the country or countries in which UNFI’s business with Supplier is being conducted; and

6)         All intellectual property or proprietary rights used by Supplier in connection with the Products are owned by Supplier or Supplier has been properly authorized to use such rights in connection with the Products and to sell the Products that incorporate such proprietary rights to UNFI for use or further resale.

UNFI will use commercially reasonable efforts to obtain the above warranties and indemnification agreements from its Suppliers. Notwithstanding the foregoing, UNFI is not the manufacturer of the Products it distributes and does not make any representations and/or warranties with respect to the manufacture of such Products. UNFI MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR THE PRODUCTS IT DISTRIBUTES.

Food Safety: UNFI considers Food Safety to be of the utmost importance. As such, UNFI has a reputable auditing firm perform annual Third-Party Good Manufacturing Practices (“GMP”) Audits at its distribution centers (“DCs”), and all of its DCs are certified by accredited Food Safety certifiers. In conjunction with food safety, UNFI utilizes accredited pest control services that are aware of UNFI’s organic status, to monitor and report on regular DC visits and any pest issues that are detected.

GFSI Standards Certification and HACCP Program: UNFI’s DCs have HACCP plans and UNFI operates and maintains its facilities in accordance therewith. UNFI has HACCP trained personnel employed at each of its facilities, who are responsible for ensuring the implementation of UNFI’s HACCP program. UNFI has achieved certification to one of the strict Global Food Safety Initiative (GSFI) Standards at almost all of its facilities and is in the process of obtaining such certification at all of its facilities company-wide.

Certified Organic Distributor: In 2002, UNFI became the first coast-to-coast natural products company certified in organic distribution. This certification by Quality Assurance International, a USDA accredited organic certification organization, means that UNFI meets the stringent standards of the USDA National Organic Program and that UNFI has all the required systems in place to verify and maintain the organic integrity of product through the entire supply chain.

Food Safety Evaluations and Site Visits by Customers: UNFI shall make the facilities and warehouses that it owns and operates available to Customer for complete GMP and food safety evaluations during regular business hours and upon reasonable request.

Recall Process: UNFI understands that Customer expects to be provided with products that consistently meet the highest health, safety and quality standards. UNFI, as a distributor in the middle between its Suppliers and its Customers, shall notify Customer of a FDA classified recall as soon as practicable but in no event longer than 60 hours from notification by its Supplier and in the case of a recall that poses a serious health risk, UNFI shall provide such notice within 24 hours from receipt of complete and necessary information from the Supplier. UNFI shall not be subject to any recall fees associated with any recalls or market withdrawals, including fees, assessments, costs, and/or expenses incurred and/or imposed by Customer associated with or resulting from a recall or market withdrawal. To the extent, however, that UNFI is able to recover Customer’s actual out-of-pocket expense related to recalls, from the Supplier or manufacturer, UNFI will pass such amounts on to Customer.

This Continuing Quality statement is the sole statement provided by UNFI and supersedes any oral or prior agreement relating to the subject matter hereof.